Exhibit 10.8

EXECUTION VERSION

FIRST LIEN SECURITY AGREEMENT

Among

SHAY INTERMEDIATE HOLDING II CORPORATION,

PAE HOLDING CORPORATION,

CERTAIN OTHER SUBSIDIARIES OF PAE HOLDING CORPORATION

and

BANK OF AMERICA, N.A.,

as COLLATERAL AGENT

Dated as of October 20, 2016

TABLE OF CONTENTS

		Page

ARTICLE I

SECURITY INTERESTS

1.1	Grant of Security Interests	2
1.2	Certain Exceptions	3
1.3	Power of Attorney	5
1.4	Perfection Certificate	5

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1	Necessary Perfection Action	5
2.2	No Liens	6
2.3	Other Financing Statements	6
2.4	Chief Executive Office, Record Locations	6
2.5	Location of Inventory and Equipment	6
2.6	Legal Names; Type of Organization (and Whether a Registered Organization); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc.	6
2.7	[Reserved]	7
2.8	Certain Significant Transactions	7
2.9	As-Extracted Collateral; Timber-to-be-Cut	7
2.10	Collateral in the Possession of a Bailee	7
2.11	Recourse	7

ARTICLE III

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1	Assignment of Claims Act	8
3.2	Maintenance of Records	8
3.3	Direction to Account Debtors; Contracting Parties; etc.	8
3.4	Modification of Terms; etc.	9
3.5	Collection	9
3.6	Instruments	9
3.7	Grantors Remain Liable Under Accounts	10
3.8	Grantors Remain Liable Under Contracts	10
3.9	Deposit Accounts; Etc.	10
3.10	[Reserved]	11
3.11	Commercial Tort Claims	11
3.12	Chattel Paper	11
3.13	Further Actions	11

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ARTICLE IV

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1	Additional Representations and Warranties	11
4.2	Assignments	12
4.3	Infringements	12
4.4	Preservation of Marks	12
4.5	Maintenance of Registration	12
4.6	Future Registered Marks and Domain Names	13
4.7	Remedies	13

ARTICLE V

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1	Additional Representations and Warranties	13
5.2	Assignments	14
5.3	Infringements	14
5.4	Maintenance of Patents or Copyrights	14
5.5	Prosecution of Patent or Copyright Applications	14
5.6	Other Patents and Copyrights	14
5.7	Remedies	15

ARTICLE VI

PROVISIONS CONCERNING ALL COLLATERAL

6.1	Protection of Collateral Agent’s Security	15
6.2	Warehouse Receipts Non-Negotiable	15
6.3	Additional Information	15
6.4	Further Actions	15
6.5	Financing Statements	16

ARTICLE VII

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1	Remedies; Obtaining the Collateral Upon an Event of Default	16
7.2	Remedies; Disposition of the Collateral	17
7.3	Waiver of Claims	18
7.4	Application of Proceeds	18
7.5	Remedies Cumulative	20
7.6	Discontinuance of Proceedings	20

ARTICLE VIII

INDEMNITY

8.1	Indemnity	20
8.2	Indemnity Obligations Secured by Collateral; Survival	20

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ARTICLE IX

DEFINITIONS

ARTICLE X

MISCELLANEOUS

10.1	Notices	26
10.2	Waiver; Amendment	27
10.3	Obligations Absolute	27
10.4	Successors and Assigns	27
10.5	Headings Descriptive	27
10.6	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	28
10.7	Grantor’s Duties	29
10.8	Termination; Release	29
10.9	Counterparts	30
10.10	Severability	30
10.11	The Collateral Agent and the other Secured Creditors	30
10.12	Additional Grantors	30
10.13	ABL Intercreditor Agreement	30

EXHIBIT A	Form of First Lien Copyright Security Agreement
EXHIBIT B	Form of First Lien Patent Security Agreement
EXHIBIT C	Form of First Lien Trademark Security Agreement
EXHIBIT D	Form of Joinder Agreement

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FIRST LIEN SECURITY AGREEMENT

FIRST LIEN SECURITY AGREEMENT, dated as of October 20, 2016, made by each of the undersigned grantors (each, a “Grantor” and, together with any other entity that becomes a grantor hereunder pursuant to Section 10.12 hereof, the “Grantors”) in favor of Bank of America, N.A., as Collateral Agent (together with any successor Collateral Agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Shay Intermediate Holding II Corporation, a Delaware corporation (“Holdings”), PAE Holding Corporation, a Delaware corporation (the “Lead Borrower”), the Subsidiary Borrowers party thereto (and together with the Lead Borrower, the “Borrowers”), the lenders party thereto from time to time (the “Lenders”) and Bank of America, N.A., as administrative agent (together with any successor administrative agent, the “Administrative Agent”), have entered into a First Lien Term Loan Credit Agreement dated as of even date herewith (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Term Loans to the Borrower, as contemplated therein (the Lenders, the Administrative Agent, the Collateral Agent and each other Agent are herein called the “Lender Creditors”);

WHEREAS, the Lead Borrower and/or one or more of its Restricted Subsidiaries may at any time and from time to time enter into one or more Designated Interest Rate Protection Agreements and Designated Treasury Services Agreements with Guaranteed Creditors (the Administrative Agent, each Lender Creditor and each Guaranteed Creditor, together with their permitted successors and assigns, if any, collectively, the “Secured Creditors”);

WHEREAS, pursuant to the Credit Agreement Party Guaranty, each of Holdings and each Borrower has guaranteed to the Secured Creditors the payment when due of all of its Relevant Guaranteed Obligations;

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all of its Relevant Guaranteed Obligations;

WHEREAS, it is a condition precedent to the making of Term Loans to the Borrowers under the Credit Agreement and to the Guaranteed Creditors entering into Interest Rate Protection Agreements, Other Hedging Agreements and Treasury Services Agreements that each Grantor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Grantor will obtain benefits from the incurrence of Term Loans by the Borrowers under the Credit Agreement and the entering into by the Lead Borrower and/or one or more of its Restricted Subsidiaries of Interest Rate Protection Agreements, Other Hedging Agreements and Treasury Services Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Term Loans to the Lead Borrower and the Guaranteed Creditors to enter into Interest Rate Protection Agreements, Other Hedging Agreements and Treasury Services Agreement with the Borrower and/or one or more of its Restricted Subsidiaries;

NOW, THEREFORE, in consideration of the benefits accruing to each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

ARTICLE I

SECURITY INTERESTS

1.1 Grant of Security Interests.

(a) As security for the prompt and complete payment or performance, as the case may be, when due of all of the Obligations, each Grantor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of the following personal property and fixtures (and all rights therein) of such Grantor, or in which or to which such Grantor has any rights, in each case whether now existing or hereafter from time to time acquired (but excluding any Excluded Collateral (as defined below)):

(i)	each and every Account;

(ii)	all cash;

(iii)	[reserved];

(iv)	all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(v)	all Commercial Tort Claims set forth on Schedule 12 of the Perfection Certificate;

(vi)

all Software of such Grantor and all intellectual property rights therein (including all Software licensing rights) and all other proprietary information of such Grantor, including but not limited to all writings, plans, specifications and schematics, all engineering drawings, customer lists, Domain Names and Trade Secret Rights with respect to each of the foregoing solely to the extent such rights or items subsist or arise under the laws of the United States;

(vii)	Contracts, together with all Contract Rights arising thereunder;

(viii)	all Copyrights;

(ix)	all Equipment and Fixtures;

(x)	all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Grantor with any Person and all monies;

(xi)	all Documents;

(xii)	all General Intangibles;

(xiii)	all Goods;

(xiv)	all Instruments;

(xv)	all Inventory;

(xvi)	all Investment Property;

(xvii)	all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xviii)	all Marks, together with the goodwill of the business of such Grantor symbolized by the Marks;

(xix)	all Patents;

(xx)	all Permits;

(xxi)	all Supporting Obligations; and

(xxii)	all Proceeds and products of any and all of the foregoing (all of the above, the “Collateral”).

(b) The security interest of the Collateral Agent under this Agreement extends to all Collateral that any Grantor may acquire, or with respect to which any Grantor may obtain rights, at any time during the term of this Agreement.

1.2 Certain Exceptions. Notwithstanding Section 1.1, no security interest is or will be granted pursuant hereto in any right, title or interest of any Grantor in, to or under (each of (a) through (o) collectively, the “Excluded Collateral”):

(a) any fee-owned real property with a fair market value (as determined in good faith by the Lead Borrower) of less than $2,000,000 or any real property leasehold interests;

(b) interest in any contracts (including Contracts and Contract Rights), permits (including Permits), licenses, Accounts, General Intangibles (other than any Equity Interests), Payment Intangibles, Chattel Paper, Letter-of-Credit Rights and Promissory Notes if the grant of a security interest or Lien therein is prohibited as a matter of law or under the terms of such contracts (including Contracts and Contract Rights), permits (including Permits), licenses, Accounts, General Intangibles, Payment Intangibles, Chattel Paper, Letter-of-Credit Rights and Promissory Notes, in each case after giving effect to Article 9 of the applicable Uniform Commercial Code, other applicable law and principles of equity;

(c) the Voting Equity Interests of (i) any first-tier Foreign Subsidiary that is a CFC or of a FSHCO in excess of 65% of the outstanding Voting Equity Interests thereof and (ii) any Subsidiary of (x) a Foreign Subsidiary that is a CFC or (y) a FSHCO;

(d) assets subject to Capitalized Lease Obligations, purchase money financing and cash to secure letter of credit reimbursement obligations to the extent such Capitalized Lease Obligations, purchase money financing or letters of credit are permitted under the Credit Agreement and the terms thereof prohibit a grant of a security interest therein;

(e) assets sold to a person who is not a Credit Party in compliance with the Credit Agreement;

(f) assets owned by a Guarantor after the release of the guaranty of the Obligations of such Guarantor pursuant to the Credit Agreement;

(g) motor vehicles (including Vehicles) and other goods subject to certificates of title other than to the extent a security interest therein can be perfected by a UCC filing;

(h) any application for registration of a trademark filed with the United States Patent and Trademark Office (“PTO”) on an intent-to-use basis until such time (if any) as a statement of use or amendment to allege use is accepted by the PTO, at which time such trademark shall automatically become part of the Collateral and subject to the security interest of this Agreement;

(i) Equity Interests in any Person other than Wholly-Owned Subsidiaries to the extent a pledge thereof is not permitted by the terms of such Subsidiary’s organizational or joint venture documents after giving effect to the anti-assignment provisions of the UCC of any applicable jurisdiction;

(j) Letter-of-Credit Rights with a value of less than $1,000,000 (to the extent a security interest therein cannot be perfected by a UCC filing) and Commercial Tort Claims with a value (as determined in good faith by the Lead Borrower) of less than $5,000,000;

(k) those assets as to which the Administrative Agent and the Lead Borrower reasonably and mutually agree in writing that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby;

(l) “margin stock” (within the meaning of Regulation U);

(m) Excluded Deposit Accounts described in clauses (i) through (iii) of the definition thereof;

(n) Equity Interests of Unrestricted Subsidiaries;

(o) any segregated deposits that constitute Permitted Liens under clause (iii), (xii), (xiv), (xv), (xxviii), (xxxi), (xxxvi), (xxxviii) or (xlii) of Section 10.01 of the Credit Agreement, in each case, that are prohibited from being subject to other Liens; and

(p) any asset to the extent the granting of a security interest in such asset results in a material adverse tax consequence to Holdings, the Lead Borrower and/or its Subsidiaries, as reasonably determined in good faith by the Lead Borrower in consultation with the Administrative Agent;

provided, however, that Excluded Collateral shall not include any Proceeds, substitutions or replacements of any Excluded Collateral referred to in any of clauses (a) through (p) (unless such Proceeds, substitutions or replacements would constitute Excluded Collateral referred to in any of clauses (a) through (p)). Notwithstanding anything to the contrary contained herein or in any other Credit Document, (i) no Grantor shall be required to perfect the security interest in Fixtures, except to the extent that the same are Equipment or are related to or located on Material Real Property, other than by the filing of a UCC financing statement and (ii) no Grantor shall be required to take any action with respect to the creation or perfection of a security interest or Liens under foreign law with respect to any Collateral.

1.3 Power of Attorney. Subject to the terms of the ABL Intercreditor Agreement, each Grantor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Grantor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Grantor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be reasonably necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

1.4 Perfection Certificate. The Collateral Agent and each Secured Creditor agree that the Perfection Certificate and all descriptions of Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Grantor represents and warrants as of the date hereof, and, until the Termination Date, covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

2.1 Necessary Perfection Action. The security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral for the benefit of the Collateral Agent and the Secured Creditors creates a valid security interest and Lien upon such Grantor’s right, title and interest in and to the Collateral. Except to the extent perfection is not required hereunder, such security interest will be duly perfected (A) upon the filing of the UCC financing statements delivered to the Collateral Agent for filing in the appropriate jurisdictions set forth on Schedule 6 of the Perfection Certificate, (B) in Deposit Accounts upon the obtaining and maintenance of “control” (as described in the UCC as in effect on the date hereof in the State of New York) by the Collateral Agent (it being understood that, notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, no “control” over any Excluded Deposit Accounts shall be required), (C) upon the recordation of a short form security agreement with respect to the U.S. registered intellectual property disclosed in Schedules 11(a) and 11(b) of the Perfection Certificate in the PTO or the United States Copyright Office, as the case may be; provided, however, that additional filings may be necessary to perfect the Collateral Agent’s security interest in, and Lien on, any Patents, Marks, Copyrights, Domain Names, Trade Secret Rights and other intellectual property acquired after the date hereof, and (D) upon the receipt by the Collateral Agent of all Instruments, Chattel Paper and certificated pledged Equity Interests that constitute “securities” governed by Article 8 of the UCC, in each case constituting Collateral in suitable form for transfer by delivery or accompanied by instruments of transfer or assignment duly executed in blank.

Upon the taking of the actions under this Section 2.1, such security interest will be superior to and prior to all other Liens of all other Persons (other than Permitted Liens), and enforceable as such as against all other Persons (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)) other than Ordinary Course Transferees.

2.2 No Liens. Such Grantor is, and as to all Collateral acquired by it from time to time after the date hereof such Grantor will be, the owner of, or otherwise have the right to use, all Collateral free from any Lien of any Person (other than Permitted Liens), and such Grantor shall, at its own expense, take all commercially reasonable actions necessary to defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein materially adverse to the Collateral Agent (other than Permitted Liens).

2.3 Other Financing Statements. As of the date hereof, no Grantor has filed, nor authorized the filing by any third party of any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements or other statements or instruments of registration under the law of any jurisdiction filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Grantor will not authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Grantor or in connection with Permitted Liens.

2.4 Chief Executive Office, Record Locations. The chief executive office of such Grantor is, on the date of this Agreement, located at the address indicated on Schedule 2(a) of the Perfection Certificate for such Grantor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Grantor has not been located at any address other than that indicated on Schedule 2(a) of the Perfection Certificate in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Schedule 2(a) of the Perfection Certificate for such Grantor.

2.5 Location of Goods, Inventory and Equipment. All Goods, Inventory and Equipment (having a fair market value in excess of $3,000,000 with respect to Collateral comprising Goods, Inventory and Equipment only) held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Grantor, other than Goods, Inventory or Equipment in transit, out for repair or refurbishment, books and records temporarily located at the offices of such Grantor’s attorneys or accountants, or moved in the ordinary course of business, is located at one of the locations shown on Schedule 2(b) of the Perfection Certificate for such Grantor.

2.6 Legal Names; Type of Organization (and Whether a Registered Organization); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc. As of the Closing Date, the exact legal name of each Grantor as such name appears in its public organic record, the type of organization of such Grantor, whether or not such Grantor is a Registered Organization, the jurisdiction of organization of such Grantor, such Grantor’s Location, the organizational identification number (if any) to the extent required on the relevant UCC financing statement of such Grantor and the Federal Employer Identification Number of such Grantor (if any), is listed on Schedule 1(a) of the Perfection Certificate for such Grantor. Such Grantor shall not change its legal name as such name appears in its respective public organic record, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its jurisdiction of organization, its Location, its organizational identification number (if any) to the extent required on the relevant UCC financing statement of such Grantor or its Federal Employer Identification Number (if any) from that used on Schedule 1(a) of the Perfection Certificate, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Grantor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent written notice of each change to the information listed on Schedule 1(a) of the Perfection Certificate (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Schedule 1(a) of the Perfection Certificate which shall update all information contained therein for such Grantor within 30 days of such change (or such longer period as agreed to by the Collateral Agent) and (ii) in connection with such change or changes, it shall take all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected to the extent described in Section 2.1 and in full force and effect.

2.7 [Reserved].

2.8 Certain Significant Transactions. During the five-year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Grantor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Grantor, in each case except the mergers and consolidations contemplated by the Transaction and the mergers and consolidations described in Schedule 3 of the Perfection Certificate. With respect to any transactions so described in Schedule 3 of the Perfection Certificate, the respective Grantor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Grantor, or was liquidated into or transferred all or substantially all of its assets to such Grantor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been reasonably requested by the Collateral Agent or Administrative Agent with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Grantor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

2.9 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Grantor does not own, or expect to acquire, any material property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut.

2.10 Collateral in the Possession of a Bailee. If any Inventory or other Goods, the aggregate fair market value of which is equal to or greater than $3,000,000, are at any time in the possession of a bailee, such Grantor shall on or prior to the next Quarterly Update Date furnish the Collateral Agent with written notice thereof and, if requested by the Collateral Agent after an Event of Default has occurred and is continuing, shall use its reasonable efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of such Grantor, subject to the ABL Intercreditor Agreement. The Collateral Agent agrees with such Grantor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing and upon notice from the Collateral Agent of its intent to exercise remedies.

2.11 Recourse. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

ARTICLE III

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;

INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1 Assignment of Claims Act. Subject to the terms of the ABL Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s request, each Grantor shall provide a list of all contracts with Applicable Governmental Authorities (as defined below) which have resulted or will result in an Applicable Governmental Authority becoming an obligor on any Receivable required to be included in Collateral of an amount greater than $5,000,000 and, to the extent that the aggregate Receivables from such contracts with Applicable Governmental Authorities represent less than 90% of the aggregate revenue of the Grantors on a consolidated basis for the trailing twelve-month period ending on the last day of the period for which internally generated financial statements of the Lead Borrower and its Subsidiaries are available, such additional contracts with Applicable Governmental Authorities that would result in the Receivables under contracts on such list representing no less than 90% of the aggregate revenue of the Grantors on a consolidated basis for such trailing twelve-month period, and promptly execute whatever instruments and documents are required by the Administrative Agent in order that such Receivables shall be assigned to the Administrative Agent and that proper notice of such assignment shall be given under the Federal Assignment of Claims Act (or any successor statute) or any other applicable Requirement of Law; provided that, if any contract with any Applicable Governmental Authority requires consent by or on behalf of such Applicable Governmental Authority in order for any such Receivable to be assigned pursuant to the applicable Requirements of Law, such Grantor shall only be required to exercise commercially reasonably efforts to obtain such consent (and if such consent cannot be obtained, no Grantor shall be in breach hereof). As used in this Section 3.1, the term “Applicable Governmental Authority” shall mean the United States of America, or any state or political subdivision thereof, or any department, agency or instrumentality of any of the foregoing.

3.2 Maintenance of Records. Each Grantor will keep proper books of record and accounts in which full, true and correct entries in conformity with U.S. GAAP and all material Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and such Grantor will make the same available on such Grantor’s premises to officers and designated representatives of the Collateral Agent for inspection in accordance with the terms and conditions set forth in the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Grantor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contract Rights) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor). Subject to the terms of the ABL Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so requests, such Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Grantor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

3.3 Direction to Account Debtors; Contracting Parties; etc. Subject to the terms of the ABL Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, after giving notice to the relevant Grantor of its intent to do so, if the Collateral Agent so directs any Grantor, such Grantor agrees (i) [reserved], (ii) that the Collateral Agent may, at its option, directly notify the obligors in its own name or in the name of others with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (i), and (iii) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Grantor; provided that, (x) any failure by the Collateral Agent to give or any delay in giving such notice to the relevant Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.05 of the Credit Agreement has occurred and is continuing. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by a Grantor or the Collateral Agent, shall be borne by the relevant Grantor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Grantor, provided that (x) the failure by the Collateral Agent to so notify such Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.05 of the Credit Agreement has occurred and is continuing.

3.4 Modification of Terms; etc. Except in accordance with such Grantor’s ordinary course of business, or consistent with reasonable business judgment or as permitted by Section 3.5 or the Credit Documents, no Grantor shall rescind or cancel any indebtedness evidenced by any Account, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account, or interest therein, without the prior written consent of the Collateral Agent unless such rescissions, cancellations, modifications, adjustments, extensions, renewals, compromises, settlements, releases, or sales would not reasonably be expected to materially adversely affect the value of the Accounts constituting Collateral taken as a whole.

3.5 Collection. Each Grantor shall endeavor in accordance with historical business practices or otherwise in accordance with reasonable business judgment to cause to be collected from the Account Debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default or otherwise required pursuant to the Credit Agreement, any Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with reasonable business judgment, (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Grantor finds appropriate in accordance with reasonable business judgment and (iii) any other adjustments necessary or desirable in the Grantor’s reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by a Grantor or the Collateral Agent, shall be borne by the relevant Grantor (in the case of any such costs and expenses incurred by the Collateral Agent, in accordance with the terms and provisions of Section 13.01 of the Credit Agreement).

3.6 Instruments. If any Grantor at any time holds or acquires any Instrument constituting Collateral with a face value in excess of $1,000,000 individually (other than checks received and collected in the ordinary course of business), such Grantor shall, on or prior to the next Quarterly Update Date, notify the Collateral Agent thereof, and upon request by the Collateral Agent (subject to the ABL Intercreditor Agreement), promptly deliver such Instrument to the Collateral Agent appropriately endorsed in blank or to the order of the Collateral Agent, provided that, so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course of business any Instrument received by such Grantor in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Instruments in its possession and pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal. If such Grantor retains possession of any Instruments pursuant to the terms hereof, upon request of the Collateral Agent, such Instrument shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interests of Bank of America, N.A., as collateral agent, for the benefit of itself and certain Secured Creditors.”

3.7 Grantors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.8 Grantors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.9 Deposit Accounts; Etc.

(a) Schedule 13 of the Perfection Certificate accurately sets forth, as of the date of this Agreement, for each Grantor, each Deposit Account maintained by such Grantor (including the respective account number) and the name of the respective bank with which such Deposit Account is maintained. Prior to the Discharge of Revolving Credit Obligations (as defined in the ABL Intercreditor Agreement) and to the extent similar requirements exist in the Revolving Credit Collateral Documents (as defined in the ABL Intercreditor Agreement) with respect to any Revolving Credit Obligations (as defined in the ABL Intercreditor Agreement), for each Deposit Account (other than the Excluded Deposit Accounts), the respective Grantor shall use commercially reasonable efforts to cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, within 90 days (or such later date as the Collateral Agent may determine in its sole discretion) after the date of this Agreement or, if later established or acquired, within 60 days (or such later date as the Collateral Agent may determine in its sole discretion) of the time of the establishment or acquisition of the respective Deposit Account, a “control agreement” in a form reasonably acceptable to the Collateral Agent.

(b) After the date of this Agreement, no Grantor shall establish any new demand, time, savings, passbook or similar account, except for Excluded Deposit Accounts and Deposit Accounts established and maintained with banks and meeting the requirements of the preceding clause (a).

(c) [Reserved].

3.10 [Reserved].

3.11 Commercial Tort Claims. As of the Closing Date, no Grantor has Commercial Tort Claims with an individual claimed value of $5,000,000 or more other than those described in Schedule 12 of the Perfection Certificate. If any Grantor shall at any time after the date of this Agreement hold or acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $5,000,000 or more, such Grantor shall, on or prior to the next Quarterly Update Date, notify the Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein (subject to Permitted Liens) and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

3.12 Chattel Paper. Subject to the terms of the ABL Intercreditor Agreement, each Grantor will, following any reasonable request by the Collateral Agent, deliver all of its Tangible Chattel Paper with a value in excess of $1,000,000 to the Collateral Agent on or prior to the next Quarterly Update Date, provided that, so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course of business any Chattel Paper received by such Grantor in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Chattel Paper in its possession and pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal. If such Grantor retains possession of any Chattel Paper pursuant to the terms hereof, subject to the terms of the ABL Intercreditor Agreement, upon request of the Collateral Agent, such Chattel Paper shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interests of Bank of America, N.A., as collateral agent, for the benefit of itself and certain Secured Creditors.”

3.13 Further Actions. To the extent otherwise required by this Agreement or the other Credit Documents, each Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required relating to its Accounts, Contracts, Instruments and other property or rights which constitute Collateral, as the Collateral Agent may reasonably require for the purpose of obtaining or preserving the full benefits of the security interests, rights and powers herein granted.

ARTICLE IV

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1 Additional Representations and Warranties. Schedule 11(a) of the Perfection Certificate sets forth a list of all active United States marks and applications for United States marks registered or filed in the PTO and all Domain Names that such Grantor owns. Each Grantor represents and warrants that it owns all Marks registered or applied for with the PTO and Domain Names listed on Schedule 11(a) of the Perfection Certificate, except for such failure to own that has not had, and would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

Each Grantor further warrants that it has no knowledge of any third party claim received by it within the last twelve (12) months that any aspect of such Grantor’s present business operations infringes any trademark, service mark or trade name of any other Person other than as has not, and would not, reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Each Grantor represents and warrants that all material U.S. trademark registrations and applications and Domain Name registrations listed in Schedule 11(a) of the Perfection Certificate have not been canceled and are not presently being opposed and, to such Grantor’s knowledge, are valid and subsisting, and that such Grantor is not aware of any pending third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications will not mature into registrations, other than as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Each Grantor hereby grants to the Collateral Agent an absolute power of attorney to sign, solely upon the occurrence and during the continuance of an Event of Default, any document which may be required by the PTO or Domain Name registrar in order to effect an assignment of all right, title and interest in each Mark and/or Domain Name listed in Schedule 11(a) of the Perfection Certificate, and record the same.

4.2 Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Grantor hereby agrees not to assign or otherwise transfer any rights to any third party all or substantially all rights in any material Mark or material Domain Name absent prior written approval of the Collateral Agent.

4.3 Infringements. Each Grantor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of (if available to such Grantor), and to furnish such pertinent information that may be available to such Grantor with respect to, any party who such Grantor reasonably believes is infringing or diluting or otherwise violating any of such Grantor’s rights in and to any Mark or Domain Name in any manner that would reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Grantor’s use of any Mark or Domain Name material to such Grantor’s business violates in any material respect any intellectual property right of that party. Each Grantor further agrees to prosecute diligently in accordance with its reasonable business judgment, any Person infringing any Mark or Domain Name owned by it in any manner that would reasonably be expected to have a Material Adverse Effect.

4.4 Preservation of Marks. Each Grantor agrees to use its Marks that are material to such Grantor’s business in interstate commerce during the time in which this Agreement is in effect to the extent required by the laws of the United States to maintain its rights in such Mark and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such material Marks that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business).

4.5 Maintenance of Registration. Each Grantor shall, at its own expense, diligently process all documents reasonably required to maintain all material Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the PTO for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent, not to be unreasonably withheld (other than with respect to registrations and applications deemed by such Grantor in its reasonable business judgment to be no longer prudent to pursue or as otherwise permitted by the Credit Agreement).

4.6 Future Registered Marks and Domain Names. If any Mark registration is issued hereafter prior to the Termination Date to any Grantor as a result of any application now or hereafter prior to the Termination Date pending before the PTO or any Domain Name is registered by Grantor prior to the Termination Date, on or prior to the next Quarterly Update Date, such Grantor shall deliver to the Collateral Agent an updated Schedule 11(a) of the Perfection Certificate, and, if requested by the Collateral Agent, a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Grantor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Exhibit C hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

4.7 Remedies. If an Event of Default shall occur and be continuing, subject to the terms of the ABL Intercreditor Agreement, the Collateral Agent may, by written notice to the relevant Grantor, take any or all of the following actions: (i) declare the entire right, title and interest of such Grantor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Grantor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Grantor in connection with which the Marks or Domain Names have been used (provided that any license shall be subject to reasonable quality control); and (iii) direct such Grantor to refrain, in which event such Grantor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Grantor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names owned by it and registrations and any pending trademark applications in the PTO or applicable Domain Name registrar therefor to the Collateral Agent. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 4.7 and at such time as the Collateral Agent shall be lawfully entitled, and permitted under the Credit Agreement, to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Marks and Domain Names now owned or hereafter acquired by such Grantor to the extent constituting Collateral hereunder.

ARTICLE V

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1 Additional Representations and Warranties. Each Grantor represents and warrants that it is the owner of all rights in (i) all Trade Secret Rights, (ii) the Patents listed in Schedule 11(a) of the Perfection Certificate for such Grantor and that said Patents include all the material registered United States patents and applications for United States patents that such Grantor owns as of the date hereof and (iii) the Copyrights listed in Schedule 11(b) of the Perfection Certificate for such Grantor and that said Copyrights include all the material United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Grantor owns as of the date hereof. Each Grantor further warrants that it has no knowledge of any third party claim received by it within the past twelve (12) months that any aspect of such Grantor’s present business operations infringes any patent or copyright of any other Person or such Grantor has misappropriated any Trade Secret or proprietary information which, either individually or in the aggregate, has, or would reasonably be expected to have, a Material Adverse Effect. Each Grantor hereby grants to the Collateral Agent a power of attorney to sign, solely upon the occurrence and during the continuance of any Event of Default, any document which may be required by the PTO or the United States Copyright Office in order to effect an assignment of all right, title and interest in each Patent listed in Schedule 11(a) of the Perfection Certificate or Copyright listed in Schedule 11(b) of the Perfection Certificate, or any other issued or applied-for United States patent or registered or applied-for United States copyright hereinafter owned by such Grantor, and to record the same.

5.2 Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Grantor hereby agrees not to assign or otherwise transfer to any third party all or substantially all rights in any material Patent or material Copyright absent prior written approval of the Collateral Agent.

5.3 Infringements. Each Grantor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Grantor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Grantor’s rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright by such Grantor violates any intellectual property right of a third party, or with respect to any misappropriation of any Trade Secret Right by such Grantor or any claim that practice of any Trade Secret Right by such Grantor violates any intellectual property right of a third party, in each case, in any manner which, either individually or in the aggregate, has, or would reasonably be expected to have, a Material Adverse Effect. Each Grantor further agrees to diligently prosecute, in accordance with such Grantor’s reasonable business judgment, any Person infringing any Patent owned by it or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.4 Maintenance of Patents or Copyrights. At its own expense, each Grantor shall make timely payment of all post-issuance fees required to maintain in force its rights under each issued Patent or registered Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business).

5.5 Prosecution of Patent or Copyright Applications. At its own expense, each Grantor shall diligently prosecute all material applications for (i) United States Patents listed in Schedule 11(a) of the Perfection Certificate and (ii) Copyrights listed on Schedule 11(b) of the Perfection Certificate, in each case for such Grantor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business), absent written consent of the Collateral Agent not to be unreasonably withheld.

5.6 Other Patents and Copyrights. Upon acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Grantor shall deliver to the Collateral Agent an updated Schedule 11 of the Perfection Certificate on or prior to the next Quarterly Update Date, with, if requested by the Collateral Agent, a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Grantor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Exhibit A or B hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

5.7 Remedies. If an Event of Default shall occur and be continuing, subject to the terms of the ABL Intercreditor Agreement, the Collateral Agent may, by written notice to the relevant Grantor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Grantor in each of the Patents, Copyrights and Trade Secret Rights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said assignment with the applicable agency; (ii) take and practice or sell the Patents, Copyrights and Trade Secrets, in each case, owned by such Grantor, and exercise any other rights vested in the Patents, Copyrights and Trade Secrets pursuant to Section 5.7(i) above; and (iii) direct such Grantor to refrain, in which event such Grantor shall refrain, from practicing the Patents and using the Copyrights and the Trade Secrets directly or indirectly, and such Grantor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents, Copyrights and Trade Secrets, in each case owned by it, to the Collateral Agent for the benefit of the Secured Creditors. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 5.7 and at such time as the Collateral Agent shall be lawfully entitled, and permitted under the Credit Agreement, to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), to use, operate under, license, or sublicense any Patents, Copyrights and Trade Secrets now owned or hereafter acquired by such Grantor to the extent constituting Collateral hereunder.

ARTICLE VI

PROVISIONS CONCERNING ALL COLLATERAL

6.1 Protection of Collateral Agent’s Security. Except as otherwise permitted or not prohibited by the Secured Debt Agreements, each Grantor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Grantor or an affiliate on behalf of such Grantor will at all times maintain insurance, at such Grantor’s own expense to the extent and in the manner provided in the Secured Debt Agreements. If any Event of Default shall have occurred and be continuing, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Grantor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.

6.2 Warehouse Receipts Non-Negotiable. To the extent practicable, each Grantor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Grantor shall request that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant law).

6.3 Additional Information. Each Grantor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been reasonably requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent.

6.4 Further Actions. To the extent otherwise required by this Agreement or the other Credit Documents, each Grantor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral at least to the extent described in Section 2.1.

6.5 Financing Statements. Each Grantor agrees to deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and for the purpose of obtaining and preserving the full benefits of the other rights and security contemplated hereby at least to the extent described in Section 2.1. Each Grantor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Grantor hereby authorizes the Collateral Agent to file any such financing statements (and such authorization includes describing the Collateral as “all assets and all personal property whether now owned or hereafter acquired” of such Grantor or words of similar effect).

ARTICLE VII

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1 Remedies; Obtaining the Collateral Upon an Event of Default. Each Grantor agrees that, subject to the terms of the ABL Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Grantor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Grantor, in each case without breach of the peace;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Grantor in respect of such Collateral;

(iii) instruct all banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to an Account designated by the Collateral Agent; it being understood and agreed that unless an Event of Default has occurred and is continuing, the Collateral Agent shall not deliver to such banks a “notice of exclusive control” under, and as defined in, the respective “control agreement” relating thereto;

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Grantor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(v) take possession of the Collateral or any part thereof, by directing such Grantor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Grantor shall at its own expense:

(x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

(z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

(vi) license or sublicense, whether on an exclusive (where permissible) or nonexclusive basis, any Marks (subject to reasonable quality control), Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

(vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

(viii) take any other action as specified in clauses (a)(1) through (a)(5), inclusive, of Section 9-607 of the UCC;

it being understood that each Grantor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent and that no Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent.

7.2 Remedies; Disposition of the Collateral. To the extent permitted by applicable law, if any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Grantor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Grantor. Each Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, having jurisdiction over any such sale or sales, all at such Grantor’s expense.

7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Grantor hereby further waives, to the extent permitted by law:

(a) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

7.4 Application of Proceeds.

(a) Subject to the terms of the ABL Intercreditor Agreement, all moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee under, and as defined in, the Pledge Agreement, or collateral agent under such other Security Document) upon any sale or other disposition of the Collateral (or the collateral under the relevant Security Document), together with all other moneys received by the Collateral Agent hereunder (or under the relevant Security Document), in each case, as a result of the exercise of remedies by the Collateral Agent after the occurrence and during the continuance of an Event of Default, shall be applied as follows:

(i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of “Obligations”;

(ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to any Agent of the type described in clauses (v) and (vi) of the definition of “Obligations”;

(iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal, and payable ratably, to all unpaid principal of, premium, if any, fees and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding) on, all Term Loans, and all amounts due under each Designated Interest Rate Protection Agreement or Designated Treasury Services Agreement with a Guaranteed Creditor;

(iv) fourth, to the extent proceeds remain after the application pursuant to preceding clauses (i) through (iii), inclusive, ratably to any then remaining unpaid Obligations; and

(v) fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Grantor or to whomever may be lawfully entitled to receive such surplus.

(b) [Reserved].

(c) [Reserved].

(d) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if to the Guaranteed Creditors, to the trustee, paying agent or other similar representative (each, a “Representative”) for the Guaranteed Creditors or, in the absence of such a Representative, directly to the Guaranteed Creditors.

(e) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Guaranteed Creditors for a determination (which the Administrative Agent, each Representative and the Guaranteed Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Guaranteed Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or a Guaranteed Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from a Guaranteed Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Designated Interest Rate Protection Agreements or Designated or Treasury Services Agreements that constitute Obligations are in existence.

(f) It is understood that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable invoiced out-of-pocket expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment, in each case, in accordance with the terms and provisions of Section 13.01 of the Credit Agreement.

7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Grantor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE VIII

INDEMNITY

8.1 Indemnity. The terms of Section 13.01 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnified Person as to which such Indemnified Person has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Grantor contained in the Credit Agreement shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Term Loans made, under the Credit Agreement, the termination of all Designated Interest Rate Protection Agreements and Designated Treasury Services Agreement entered into with the Guaranteed Creditors and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

ARTICLE IX

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Account” shall mean any “account” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall mean this Security Agreement as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“Applicable Governmental Authority” shall have the meaning provided in Section 3.1 of this Agreement.

“As-Extracted Collateral” shall mean “as-extracted collateral” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Borrowers” shall have the meaning provided in the recitals of this Agreement.

“Chattel Paper” shall mean “chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the UCC as in effect on the date hereof in the State of New York, except that it shall refer only to such claims that have been asserted in judicial or similar proceedings.

“Contract Rights” shall mean all rights of any Grantor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Grantor and one or more additional parties (including, without limitation, any Designated Interest Rate Protection Agreements, Designated Treasury Services Agreement, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements, and settlement agreements).

“Copyrights” shall mean any United States copyright now or hereafter prior to the Termination Date owned by any Grantor, including any registrations of any copyrights, in the United States Copyright Office, as well as any application for a copyright registration now or hereafter prior to the Termination Date made with the United States Copyright Office by any Grantor.

“Credit Agreement” shall have the meaning provided in the recitals of this Agreement.

“Credit Document Obligations” shall have the meaning provided in the definition of “Obligations” in this Article IX.

“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Documents” shall mean “documents” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Domain Names” shall mean all Internet domain names owned by any Grantor now or hereafter prior to the Termination Date.

“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Equipment” shall mean any “equipment” as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Grantor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Excluded Collateral” shall have the meaning provided in Section 1.2 of this Agreement.

“Excluded Deposit Accounts” shall mean a Deposit Account (i) which is used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (ii) which is used solely for paying taxes, including sales taxes, (iii) which is used solely as an escrow account or as a fiduciary or trust account maintained solely for the benefit of third parties, (iv) which is a zero balance Deposit Account or (v) which, individually or together with any other Deposit Accounts that are Excluded Deposit Accounts pursuant to this clause (v), has an average daily balance for any fiscal month of less than $5,000,000.

“General Intangibles” shall mean “general intangibles” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Goods” shall mean “goods” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Grantor” shall have the meaning provided in the first paragraph of this Agreement.

“Holdings” shall have the meaning provided in the recitals hereto.

“Instrument” shall mean “instruments” as such term is defined in Article 9 of the UCC as in effect on the date hereof in the State of New York.

“Inventory” shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Grantor’s customers, and shall specifically include all “inventory” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Investment Property” shall mean “investment property” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Lead Borrower” shall have the meaning provided in the recitals of this Agreement.

“Lender Creditors” shall have the meaning provided in the recitals of this Agreement.

“Lenders” shall have the meaning provided in the recitals of this Agreement.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Location” of any Grantor, shall mean such Grantor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all United States: trademarks, service marks and trade names now held or hereafter prior to the Termination Date acquired by any Grantor, including any registration or application for registration of any trademarks and service marks now held or hereafter prior to the Termination Date acquired by any Grantor (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an “Amendment to Allege Use” or a “Statement of Use” under Sections 1(c) and 1(d) of said Act has been filed in, and accepted by, the PTO), which are registered or filed in the PTO or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks owned and used by a Grantor and any trade dress including logos, designs, fictitious business names and other business identifiers owned and used by any Grantor.

“Obligations” shall mean and include, as to any Grantor, all of the following:

(i) all now existing or hereafter arising debts, obligations, covenants, and duties of payment or performance of every kind, matured or unmatured, direct or contingent, owing, arising, due, or payable to any Lender, Agent or Indemnified Person by any Grantor arising out of the Credit Agreement or any other Credit Document, including, without limitation, all obligations to repay principal or interest (including interest, fees and other amounts accruing during any proceeding under any Debtor Relief Laws, regardless of whether allowed or allowable in such proceeding) on the Term Loans, and to pay interest, fees, costs, charges, expenses, professional fees, and all sums chargeable to any Credit Party or for which any Credit Party is liable as indemnitor under the Credit Documents, whether or not evidenced by any note or other instrument and the due performance and compliance with all terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness under this clause (i) together with obligations under clauses (iii), (iv), (v) and (vi), except to the extent consisting of obligations, liabilities or indebtedness with respect to Designated Interest Rate Protection Agreements or Designated Treasury Services Agreements, being herein collectively called the “Credit Document Obligations”);

(ii) liabilities and indebtedness of the Lead Borrower or any of its Restricted Subsidiaries owing under any Designated Interest Rate Protection Agreement or Designated Treasury Services Agreement (in each case, other than any Excluded Swap Obligation) entered into by the Lead Borrower or any of its Restricted Subsidiaries, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the “Other Obligations”);

(iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral in accordance with the terms and provisions of this Agreement and the other Credit Documents;

(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Grantor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable invoiced out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs, in each case, in accordance with the terms and provisions of this Agreement and Section 13.01 of the Credit Agreement;

(v) all amounts paid by any Indemnified Person as to which such Indemnified Person has the right to reimbursement under the Credit Agreement; and

(vi) all amounts owing to any Agent or any of its Affiliates pursuant to any of the Credit Documents in its capacity as such;

it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement. Notwithstanding anything to the contrary contained above, (x) obligations of any Grantor under any Designated Interest Rate Protection Agreement or Designated Treasury Services Agreement shall be secured and guaranteed pursuant to the Credit Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (y) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Designated Interest Rate Protection Agreement or Designated Treasury Services Agreement.

“Ordinary Course Transferees” shall mean: (i) with respect to Goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the UCC as in effect from time to time in the relevant jurisdiction, (ii) with respect to General Intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the UCC as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the UCC as in effect from time to time in the relevant jurisdiction.

“Other Obligations” shall have the meaning provided in the definition of “Obligations” in this Article IX.

“Patents” shall mean any United States patent owned by any Grantor now or hereafter prior to the Termination Date, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof filed or conceived, as the case may be, prior to the Termination Date, as well as any application for a United States patent now or hereafter prior to the Termination Date made by any Grantor.

“Perfection Certificate” shall mean that certain perfection certificate dated October 20, 2016, executed and delivered by each Grantor party thereto in favor of the Collateral Agent for the benefit of the Secured Creditors, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Collateral Agent) executed and delivered by the applicable Grantor in favor of the Collateral Agent for the benefit of the Secured Creditors contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 10.12 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement or upon the reasonable request of the Collateral Agent.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Proceeds” shall mean all “proceeds” as such term is defined in the UCC as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Promissory Note” shall have the meaning provided in the UCC as in effect in the State of New York.

“PTO” shall have the meaning provided in Section 1.2(h) of this Agreement.

“Quarterly Update Date” means the later of (i) the date of delivery of the compliance certificate from a Responsible Officer pursuant to Section 9.01(e) of the Credit Agreement, (ii) thirty (30) days after the acquisition of the applicable after-acquired Collateral or occurrence of applicable change and (iii) the date agreed to in the sole discretion of the Collateral Agent.

“Registered Organization” shall have the meaning provided in the UCC as in effect in the State of New York.

“Representative” shall have the meaning provided in Section 7.4(d) of this Agreement.

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Secured Debt Agreements” shall mean and include this Agreement, the other Credit Documents and the Designated Interest Rate Protection Agreements and Designated Treasury Services Agreements entered into with a Guaranteed Creditor.

“Software” shall mean “software” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by any Grantor, or in which any Grantor has any rights.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Termination Date” shall have the meaning provided in Section 10.8(a) of this Agreement.

“Timber-to-be-Cut ” shall mean “timber-to-be-cut” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Trade Secret Rights” shall mean the rights of a Grantor in any Trade Secret it holds.

“Trade Secrets” shall mean any of the following owned by a Grantor solely to the extent pertaining to or applicable to the United States: secretly held existing engineering or other proprietary data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business owned by a Grantor whether written or not.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Vehicles” shall mean all cars, trucks, construction and earth moving equipment covered by a certificate of title law of any state.

“ Voting Equity Interests ” shall mean (i) all classes of Equity Interests entitled to vote and (ii) any other Equity Interests treated as voting stock for purposes of Treasury Regulation Section 1.956-2(c)(2).

ARTICLE X

MISCELLANEOUS

10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered in accordance with Section 13.03 of the Credit Agreement. All notices and other communications shall be in writing and addressed as follows:

(a)	if to any Grantor, c/o:

PAE Holding Corporation

c/o Platinum Equity, LLC

360 North Crescent Drive

Beverly Hills, California 90210

Facsimile: (310) 712-1863

Attention: Legal Department

(b)	if to the Collateral Agent, at:

Bank of America, N.A.

TX1-492-14-11

901 Main Street

Dallas, Texas 75202-3714

Attention: Angie Hidalgo

Tel: 972-338-3768

Fax: 214.416.0555

Email: angie.hidalgo@baml.com

(c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

(d) if to any Guaranteed Creditor, at such address as such Guaranteed Creditor shall have specified in writing to each Grantor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

10.2 Waiver; Amendment. Except as provided in Sections 10.8 and 10.12, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Grantor directly affected thereby (it being understood that the addition or release of any Grantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Grantor other than the Grantor so added or released) and the Collateral Agent (with the consent required pursuant to the Credit Agreement).

10.3 Obligations Absolute. To the maximum extent permitted by applicable law, the obligations of each Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Grantor shall have notice or knowledge of any of the foregoing.

10.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8, (ii) be binding upon each Grantor, its successors and assigns; provided, however, that no Grantor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and permitted assigns. All agreements, statements, representations and warranties made by each Grantor herein or in any certificate or other instrument delivered by such Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT (EXCEPT THAT, (X) IN THE CASE OF ANY COLLATERAL LOCATED IN ANY STATE OTHER THAN NEW YORK, PROCEEDINGS MAY BE BROUGHT BY THE ADMINISTRATIVE AGENT OR COLLATERAL AGENT IN THE STATE IN WHICH THE RELEVANT COLLATERAL IS LOCATED OR ANY OTHER RELEVANT JURISDICTION AND (Y) IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING WITH RESPECT TO ANY GRANTOR, ACTIONS OR PROCEEDINGS RELATED TO THIS AGREEMENT MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, AS THE CASE MAY BE, AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER SUCH PARTY IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.7 Grantor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or with respect to any Collateral.

10.8 Termination; Release.

(a) On the Termination Date, this Agreement shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors (provided that all indemnities set forth herein including, without limitation in Section 8.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Grantor, will promptly execute and deliver to such Grantor a proper instrument or instruments (including, without limitation, UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which the Total Commitment under the Credit Agreement has been terminated and all Credit Document Obligations have been paid in full, no Note under the Credit Agreement is outstanding and all Term Loans thereunder have been repaid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Designated Interest Rate Protection Agreements and Designated Treasury Services Agreements).

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale or disposition permitted by Section 10.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement, to the extent required to be so applied, the security interest created hereby will be automatically released and the Collateral Agent will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith at the request and expense of such Grantor and assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Grantor (and the Collateral at such time assigned by the respective Grantor pursuant hereto) shall be released from this Agreement.

(c) At any time that a Grantor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(b), such Grantor shall deliver to the Collateral Agent (and the relevant sub-agent, if any, designated hereunder) a certificate signed by a Responsible Officer of such Grantor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(b). At any time that either any Borrower or the respective Grantor desires that, in connection with a Subsidiary of the Lead Borrower which has been released from the Subsidiaries Guaranty, the Collateral Agent take any action in connection with the release of such Subsidiary hereunder as provided in the last sentence of Section 10.8(b), it shall deliver to the Collateral Agent a certificate signed by a Responsible Officer of the Lead Borrower and the respective Grantor stating that the release of the respective Grantor (and its Collateral) is permitted pursuant to such Section 10.8(b).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 10.8.

10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Lead Borrower and the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Agreement.

10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent shall hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. Until the occurrence and continuation of an Event of Default, the Collateral Agent shall not directly pledge any Collateral in its possession or control to secure its own debt. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Article 12 of the Credit Agreement.

10.12 Additional Grantors. It is understood and agreed that any Subsidiary Borrower or Subsidiary Guarantor that desires to become a Grantor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Grantor hereunder by executing a counterpart hereof and delivering same to the Collateral Agent, or by executing and delivering to the Collateral Agent a joinder agreement substantially in the form of Exhibit D attached hereto, (y) delivering a Perfection Certificate and (z) taking all actions as specified in this Agreement as would have been taken by such Grantor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

10.13 ABL Intercreditor Agreement. This Agreement and the other Credit Documents are subject to the terms and conditions set forth in the ABL Intercreditor Agreement in all respects and, in the event of any conflict between the terms of the ABL Intercreditor Agreement and this Agreement, the terms of ABL Intercreditor Agreement shall govern. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to any Credit Document and the exercise of any right or remedy in respect of the Collateral by the Collateral Agent (or any Secured Creditor) hereunder or under any other Credit Document are subject to the provisions of the ABL Intercreditor Agreement and in the event of any conflict between the terms of the ABL Intercreditor Agreement, this Agreement and any other Credit Document, the terms of the ABL Intercreditor Agreement shall govern and control with respect to the exercise of any such right or remedy. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, no Credit Party shall be required hereunder or under any Credit Document to take any action with respect to the

Collateral that is inconsistent with such Credit Parties’ obligations under the ABL Intercreditor Agreement. Prior to the Discharge of Revolving Credit Obligations, the delivery or granting of “control” (as defined in the UCC) to the extent only one Person can be granted “control” therein under applicable law of any ABL Collateral (as defined in the ABL Intercreditor Agreement) to the ABL Collateral Agent pursuant to the terms of the Revolving Credit Collateral Documents (as defined in the ABL Intercreditor Agreement) shall satisfy any such delivery or granting of “control” requirement hereunder or under any other Credit Document with respect to any ABL Collateral to the extent that such delivery or granting of “control” is consistent with the terms of the ABL Intercreditor Agreement.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

SHAY INTERMEDIATE HOLDING II
CORPORATION, as a Grantor
By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President and Treasurer
PAE HOLDING CORPORATION, as a Grantor
By:	/s/ Paul W. Cobb, Jr.
Name: Paul W. Cobb, Jr.
Title: Vice President

[PAE — Signature Page to First Lien Security Agreement]

PACIFIC ARCHITECTS AND ENGINEERS INCORPORATED, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Vice President

PAE GOVERNMENT SERVICES, INC., as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PACIFIC OPERATIONS MAINTENANCE COMPANY, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE DESIGN AND FACILITY MANAGEMENT, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE PROFESSIONAL SERVICES, INC., as a Grantor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

PAE LABAT-ANDERSON INCORPORATED, as a Grantor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

[PAE — Signature Page to First Lien Security Agreement]

A-T SOLUTIONS, INC., as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE JUSTICE SUPPORT, as a Grantor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

PAE AVIATION AND TECHNICAL SERVICES LLC, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE APPLIED TECHNOLOGIES LLC, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE HANFORD LLC, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

DYNCORP, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

[PAE — Signature Page to First Lien Security Agreement]

PAE SHIELD ACQUISITION COMPANY, INC., as a Grantor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

A-T SOLUTIONS CORPORATE HOLDINGS PRIME, INC., as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

A-T SOLUTIONS CORPORATE HOLDINGS, INC., as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

A-T SOLUTIONS HOLDINGS, INC., as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE INTERNATIONAL, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

AFGHAN HOLDCO LLC, as a Grantor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

[PAE — Signature Page to First Lien Security Agreement]

DEFENSE SUPPORT SERVICES INTERNATIONAL 3 LLC, as a Grantor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

PAE TRAINING SERVICES, LLC, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

PAE HUMANITARIAN RESPONSE LLC, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

DEFENSE SUPPORT SERVICES INTERNATIONAL, LLC, as a Grantor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

DEFENSE SUPPORT SERVICES INTERNATIONAL 2 LLC, as a Grantor

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Assistant Secretary

PAE LOGISTICS LLC, as a Grantor

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

[PAE — Signature Page to First Lien Security Agreement]

ACCELLIGENCE LLC, as a Grantor

By: A-T SOLUTIONS, INC., its sole member

By:	/s/ Richard Kirk von Seelen
Name: Richard Kirk von Seelen
Title: Treasurer

[PAE — Signature Page to First Lien Security Agreement]

Accepted and Agreed to:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Erik M. Truette
Name: Erik M. Truette Title: Vice President

[PAE — Signature Page to First Lien Security Agreement]

EXHIBIT A

to

FIRST LIEN SECURITY AGREEMENT

[Form of]

First Lien Copyright Security Agreement

First Lien Copyright Security Agreement, dated as of October 20, 2016, made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain First Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this First Lien Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Copyrights of such Grantor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Collateral).

SECTION 3. Security Agreement. The security interest granted pursuant to this First Lien Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this First Lien Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this First Lien Copyright Security Agreement.

2

SECTION 5. Counterparts. This First Lien Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this First Lien Copyright Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This First Lien Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this First Lien Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this First Lien Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[GRANTORS]
By:
Name:
Title:

Accepted and Agreed:
BANK OF AMERICA, N.A., as Collateral Agent
By:
Name:
Title:

SCHEDULE I

to

FIRST LIEN COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

EXHIBIT B

to

FIRST LIEN SECURITY AGREEMENT

[Form of]

First Lien Patent Security Agreement

First Lien Patent Security Agreement, dated as of October 20, 2016, made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain First Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this First Lien Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Patents of such Grantor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Collateral).

SECTION 3. Security Agreement. The security interest granted pursuant to this First Lien Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this First Lien Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this First Lien Patent Security Agreement.

SECTION 5. Counterparts. This First Lien Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this First Lien Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This First Lien Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this First Lien Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this First Lien Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[GRANTORS]
By:
Name:
Title:

Accepted and Agreed:
BANK OF AMERICA, N.A., as Collateral Agent
By:
Name:
Title:

SCHEDULE I

to

FIRST LIEN PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

EXHIBIT C

to

FIRST LIEN SECURITY AGREEMENT

[Form of]

First Lien Trademark Security Agreement

First Lien Trademark Security Agreement, dated as of October 20, 2016, made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain First Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this First Lien Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Trademarks of such Grantor listed on Schedule I attached hereto (in no event shall Collateral include any application for registration of a trademark filed with the United States Patent and Trademark Office (“PTO”) on an intent-to-use basis until such time (if any) as a statement of use or amendment to allege use is accepted by the PTO);

(b) all Goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing (other than Excluded Collateral).

SECTION 3. Security Agreement. The security interest granted pursuant to this First Lien Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this First Lien Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this First Lien Trademark Security Agreement.

SECTION 5. Counterparts. This First Lien Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this First Lien Trademark Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This First Lien Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this First Lien Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this First Lien Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
[GRANTORS]
By:
Name:
Title:

Accepted and Agreed:
BANK OF AMERICA, N.A., as Collateral Agent
By:
Name:
Title:

SCHEDULE I

to

FIRST LIEN TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

EXHIBIT D

to

FIRST LIEN SECURITY AGREEMENT

[FORM OF]

JOINDER AGREEMENT

Reference is made to (a) the First Lien Security Agreement, dated as of October 20, 2016 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Security Agreement”), among Shay Intermediate Holding II Corporation, a Delaware corporation (“Holdings”), PAE Holding Corporation, a Delaware corporation (the “Lead Borrower”), the Subsidiary Borrowers party thereto (and together with the Lead Borrower, the “Borrowers”), the other grantors party thereto from time to time (together with Holdings and the Borrowers, the “Grantors”) and Bank of America, N.A., as collateral agent (together with any successor collateral agent, the “Collateral Agent”) and (b) the First Lien Term Loan Credit Agreement, dated as of October 20, 2016 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the lenders party thereto from time to time (the “Lenders”), Bank of America, N.A., as administrative agent (together with any successor administrative agent, the “Administrative Agent”) and certain other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement, or if not defined therein, the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Grantors have entered into the Security Agreement in order to induce the Lenders to make the Term Loans to the Borrowers and the Guaranteed Creditors to enter into Designated Interest Rate Protection Agreements and Designated Treasury Services Agreement with the Lead Borrower and/or one or more of its Restricted Subsidiaries;

WHEREAS, the undersigned Subsidiary (the “New Grantor”) is required pursuant to the terms of the Credit Agreement and the Security Agreement, or the Lead Borrower has otherwise elected in accordance with the terms of the Credit Agreement and the Security Agreement to cause such New Grantor, to become a Grantor by executing this joinder agreement (“Joinder Agreement”) to the Security Agreement;

NOW, THEREFORE, the Administrative Agent and the New Grantor hereby agree as follows:

1. Grant of Security Interest. In accordance with Section 10.12 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor. As security for the prompt and complete payment or performance, as the case may be, when due of all of the Obligations, the New Grantor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of its Collateral, in each case whether now existing or hereafter from time to time acquired (but excluding any Excluded Collateral).

2. Representations and Warranties. The New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder. Each reference to a Grantor in the Credit Agreement and to a Grantor in the Security Agreement shall, from and after the date hereof, be deemed to include the New Grantor.

3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. No Waiver. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

6. Notices. All notices, requests and demands to or upon the New Grantor, any Agent or any Lender shall be governed by the terms of Section 10.1 of the Security Agreement.

7. Governing Law. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

[ ],
as a Grantor
By:

Title:

Accepted and Agreed:
BANK OF AMERICA, N.A., as Collateral Agent
By:
Name:
Title: